Jun. 21, 2022
American Beacon Shapiro SMID Cap Equity Fund
The Fund’s investment objective is long-term capital appreciation and current income.
Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies than other diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other diversified funds.